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                                                                   EXHIBIT 10.26


                              BEVERAGE WORKS, INC.
                     NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

         1. PURPOSE. The purpose of this Plan is to promote the interests of Beverage Works, Inc. and its affiliates and stockholders by helping to attract and retain highly qualified non-employee directors.

         2. DEFINITIONS. Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this section:

                  A. "Annual Meeting" shall mean the Company's regular annual meeting of shareholders.

                  B. "Board" shall mean the Board of directors of the Company.

                  C. "Company" shall mean Beverage Works, Inc., a California corporation, and any successor corporation.

                  D.       "Director" shall mean a member of the Board.

                  E. "Non-Employee Director" shall mean a Director who is not also an officer or salaried employee of the Company or any of its subsidiaries.

                  F. "Plan" shall mean this Beverage Works, Inc. Non-Employee Director Compensation Plan, as set forth herein and as it may be amended from time to time.

                  G. "Shares" shall mean shares of the voting Common Stock of the Company, no par value.

         3. ANNUAL RETAINER. Each Non-Employee Director shall be paid for each year of service a retainer at an annualized rate of Five Thousand Dollars ($5,000), payable in arrears in four equal quarterly installments on each of June 1, September 1, December 1, and March 1 (each, "Payment Date") following the Annual Meeting at which such director was elected or re-elected to the Board, as the case may be. A Non-Employee Director who becomes a member of the Board between Annual Meetings shall be paid the quarterly installment on each Payment Date which falls between the date he becomes a member of the Board and the date of the next Annual Meeting. A Non-Employee Director who resigns from the Board between Annual Meetings shall be paid the quarterly installment for the Payment Date next following the date of such resignation. Such annual retainer may be increased by the Board from time to time in its discretion.

         4. EXPENSES. Non-Employees Director shall be reimbursed for reasonable travel expenses for board meetings and other pre-



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approved business expenses.

         5.       ISSUANCE OF DIRECTORS' WARRANTS.

                  A. On each Payment Date for which a Non-Employee Director shall be entitled to an installment payment under the provisions of Section 3 herein, such Non-Employee Director shall also receive One Thousand Two Hundred Fifty (1,250) warrants under the Directors' Warrant Agreement.

                  B. Directors' Warrants or the shares issuable upon exercise of the Directors' Warrants shall not be issued unless such issuance shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including Nasdaq) upon which the Company's common stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company may require the Non-Employee Director to represent and warrant at the time of any such issuance that the Directors' Warrants and the shares issuable upon exercise of the Directors' Warrants are being acquired only for investment and without any present intention to sell or distribute such securities if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  C. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of common stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance of any Directors' Warrants or the shares issuable upon exercise of the Directors' Warrants hereunder, shall relieve the Company of any liability in respect of the failure to issue such Directors' Warrants or the shares issuable upon exercise of the Directors' Warrants as to which such requisite authority shall not have been obtained.

         6. EFFECTIVE DATE. The Plan shall be effective upon the later of the closing of the Company's first initial public offering or approval by the Board ("Effective Date").

         7. AMENDMENT AND TERMINATION OF THE PLAN. The Board in its discretion may terminate the Plan or alter or amend the Plan or any part thereof from time to time; provided, however, this Plan shall terminate no later than two years from the Effective Date.

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933 ("THE ACT") OR QUALIFIED OR REGISTERED UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS UNLESS SUCH OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR QUALIFICATION UNDER THE ACT AND SUCH STATE LAWS.

                              BEVERAGE WORKS, INC.
                          DIRECTORS' WARRANT AGREEMENT

         RECITALS. This Directors' Warrant Agreement ("Agreement") dated January ____, 1997 certifies that the registered owners ("Holders") of the Directors' Warrants (herein referred to as the "Directors' Warrants") to purchase up to, subject to anti-dilution provisions herein, One Hundred Thousand (100,000) shares of the common stock, no par value ("Shares"), of Beverage Works, Inc., a California corporation (herein referred to as the "Company") entitles the Holders to purchase from the Company, for a five (5) year period commencing on the date hereof, one fully-paid and nonassessable Share for each Directors' Warrant at an exercise price equal $5.20 (the "Exercise Price"), upon presentation and surrender of the Directors' Warrant certificate at the principal corporate office of the Company, with the Form of Election to Purchase duly executed, and upon payment of the Exercise Price per Share.

         1. REGISTRATION. The Directors' Warrants shall be numbered and shall be registered in the Directors' Warrant Register. The Company shall be entitled to treat the Holder of any Directors' Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Directors' Warrant on the part of any other person, and shall not be liable for any registration of transfer of Directors' Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

         2. TRANSFER. The Directors' Warrants shall be transferable only on the books of the Company maintained at the Company's principal office upon delivery thereof duly endorsed by a Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, the original letter of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced. Upon any registration of transfer,


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the Company shall countersign and deliver new Directors' Warrants to the person entitled thereto.

         3. FORM OF DIRECTORS' WARRANTS. The text of the Directors' Warrants and of the form of election to purchase Shares shall be substantially as set forth in Exhibit "A" attached hereto. The price of Shares and the number of Shares issuable upon exercise of Directors' Warrants are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Directors' Warrants shall be executed on behalf of the Company by its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Directors' Warrants may be manual or facsimile. Directors' Warrants bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such offices prior to the delivery of such Directors' Warrants or did not hold such office on the date of this Agreement. Directors' Warrants shall be dated as of the date of counter-signature thereof by the Company either upon initial issuance or upon division, exchange, substitution, or transfer.

         4. EXCHANGE. Directors' Warrant certificates may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitle such Holder to purchase. Any Holder of a Directors' Warrant desiring to exchange Directors' Warrant certificates shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate or certificates evidencing the Directors' Warrant or Directors' Warrants to be so exchanged. Thereupon, the Company shall countersign and deliver to the person entitled thereto a new Directors' Warrant certificate or certificates, as the case may be, as so requested.

         5. TERM OF DIRECTORS' WARRANTS. Subject to the terms of this Agreement, each Holder shall have the right, at any time during the period commencing at 10:00 A.M., New York time, on the date of this Agreement until 3:00 P.M. New York time, on January ___, 2002 (the date five (5) years from the date of this Agreement) (the "Termination Date"), to purchase from the Company the number of fully paid and nonassessable Shares to which the Holder may at the time be entitled to purchase pursuant to such Directors' Warrants, upon surrender, to the Company at the principal office of the Company of the certificate or certificates evidencing the Directors' Warrants to be exercised, together with the form of election to purchase duly completed and signed, and upon payment to the Company of the Exercise Price, for the number of Shares in respect of which such Directors' Warrants are then exercised.


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         6. PAYMENT UPON EXERCISE. Payment of the aggregate Exercise Price shall be made in cash or by certified or cashier's check. Upon such surrender of Directors' Warrants and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Shares so purchased upon the exercise of such Directors' Warrants, together with cash, as provided in Section 15 hereof, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of such Directors' Warrants and payment of the Exercise Price, as aforesaid; provided, however, that if, at the date of surrender of such Directors' Warrants and payment of such Exercise Price, the transfer books for the Shares or other class of stock purchasable upon the exercise of such Directors' Warrants shall be closed, the certificates for the Shares in respect of which such Directors' Warrants are then exercised shall be issuable as of the date on which such books shall next be opened (whether before or after the Termination Date) and until such date the Company shall be under no duty to deliver any certificate for such Shares; provided further, however, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty days. The rights of purchase represented by the Directors' Warrants shall be exercisable, at the election of the Holders thereof either in full or from time to time in part and, in the event that a certificate evidencing Directors' Warrants is exercised in respect of less than all of the Shares specified therein at any time prior to the date of expiration of the Directors' Warrants, a new certificate evidencing the remaining Directors' Warrant or Directors' Warrants will be issued.

         7. TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Shares issuable upon the exercise of Directors' Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Directors' Warrants or certificates for Shares.

         8. [RESERVED].

         9. MUTILATED OR MISSING WARRANTS. In case any of the certificates evidencing the Directors' Warrants shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of the mutilated Directors' Warrant certificate, or in lieu of and substitution for the Directors' Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Company of such loss, theft



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or destruction of such Warrant and indemnity, if requested, also satisfactory to them. Applicants for such substitute Directors' Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         10. RESERVATION OF SHARES. There have been reserved, and the Company shall at all times keep reserved, out of its authorized Common stock a number of shares of common stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Directors' Warrants. The Transfer Agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Directors' Warrants. The Company will supply such Transfer Agent with duly executed stock certificates for such purpose and will provide or otherwise make available any cash which may be payable as provided herein. All Directors' Warrants surrendered in the exercise of the rights thereby evidenced shall be cancelled by the Company.

         11. ANTI-DILUTION. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, the number of Shares purchasable upon exercise of each Directors' Warrant immediately prior thereto shall be adjusted so that the Holder of each Directors' Warrant shall be entitled to receive the kind and number of Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of such event or any record date with respect thereto. An adjustment shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Whenever the number of Shares purchasable upon the exercise of each Directors' Warrant is adjusted, as herein provided, the Exercise Price per Share payable upon exercise of each Directors' Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of each Directors' Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter. Whenever the number of Shares purchasable upon the exercise of each Directors' Warrant or the Exercise Price



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is adjusted, as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to each Holder of a Directors' Warrant or Directors' Warrants notice of such adjustment or adjustments setting forth the number of Shares purchasable upon the exercise of each Directors' Warrant after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment.

         12. NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section 11, no adjustment in respect of any dividends shall be made during the term of the Directors' Warrants or upon the exercise of the Directors' Warrants.

         13. PRESERVATION OF PURCHASE RIGHTS UPON RECLASSIFICATION, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall execute an agreement that each Holder of a Directors' Warrant shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Directors' Warrant the kind and amount of Shares and other securities and property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had such Directors' Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 11. The Company shall mail by first class mail, postage prepaid, to the Holder of each Directors' Warrant, notice of the execution of any such agreement. The provisions of this Section 13 shall similarly apply to successive consolidations, mergers, sales, or conveyances.

         14. STATEMENT ON WARRANTS. Irrespective of any adjustments in the number or kind of Shares purchasable upon the exercise of the Directors' Warrants, Directors' Warrants theretofore or thereafter issued may continue to express the same number and kind of Shares as are stated in the Directors' Warrants initially issuable pursuant to this Agreement.

         15. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Shares on the exercise of Directors' Warrants. If more than one Directors' Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Shares represented by the Directors' Warrants so presented. If any fraction of a Share would, except for the provisions of this Section 15, be issuable on the exercise of any Directors' Warrant (or specified



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portion thereof), the Company shall pay an amount in cash equal to the current market price per Share multiplied by such fraction.

         16. NO RIGHTS AS STOCKHOLDER. Nothing contained in this Agreement or in any of the Directors' Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

         17. NOTICES. Any notice pursuant to this Agreement by the Company or by the Holder of any Directors' Warrant, shall be in writing and shall be deemed to have been duly given if delivered or mailed, certified mail, return receipt requested:

                  (a) If to the Company addressed as follows:
                  Beverage Works, Inc.
                  9800 S. Sepulveda Blvd., Suite 720
                  Los Angeles, CA 90045
                  Attn: Lyle Maul, CFO

                  with a copy to :
                  Hecht & Steckman, P.C.
                  60 East 42nd Street, Suite 5101
                  New York, NY 10165-5101
                  Attn: James G. Smith, Esq.

                  (b) If to the Holder addressed to the address as reflected on the Company's books.

Any notice mailed pursuant to this Agreement by the Company or to the Holders of Directors' Warrants shall be in writing and shall be deemed to have been duly given if mailed, postage prepaid, to such Holders at their respective addresses on the books of the Company.

         18. AMENDMENTS. The Company may from time to time supplement or amend this Agreement, without the approval of any Holders of Directors' Warrants, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of the Directors' Warrants and which shall not materially adversely affect the interest of the Holders of Directors' Warrants.

         19. MERGER OR CONSOLIDATION OF COMPANY. The Company will not merge or consolidate with or into any other corporation unless the corporation resulting from such merger or consolidation (if not the Company) shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant

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and condition of this Agreement to be performed and observed by the
Company.

         20. RESTRICTED SECURITIES. The Directors' Warrants and the shares of Common Stock issuable upon exercise of the Directors' Warrants have not been registered under the Securities Act of 1933, as amended, and that the Directors' Warrants and the Shares issuable upon exercise of the Directors' Warrants may be sold, transferred, assigned or disposed of, except in accordance with such Act and the Rules and Regulations of the Securities and Exchange Commission promulgated thereunder. Holders consent that the Directors' Warrant certificates and certificates evidencing Shares issuable upon exercise of the Directors' Warrants may contain the following legend:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") OR QUALIFIED OR REGISTERED UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS UNLESS SUCH OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR QUALIFICATION UNDER THE ACT AND SUCH STATE LAWS.

         21. APPLICABLE LAW. This Agreement and each Directors' Warrant referred to hereunder shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the laws of said state.

         22. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holders shall bind and inure to the benefit of their respective successors and assigns hereunder.

         23. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Holders of Directors' Warrants any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company and the Holders of Directors' Warrants.

         24. CAPTIONS. The captions of sections and paragraphs of this Agreement have been inserted for convenience only and shall have no substantive effect.

         25. WARRANT AGENT. The Company shall act as the initial warrant agent in connection with the issuance, transfer and exchange of the certificates and the exercise of the Directors' Warrants. The Company may, without prior consent of any of the Holders, appoint a successor warrant agent. Notice of the appointment of a successor warrant agent shall be promptly given by



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the Company to all registered Holders.



BEVERAGE WORKS, INC.                   Attest:


---------------------------            ------------------------------
By: Frederik G.M. Rodenhuis,           By: Lyle R. Maul,
President                              Secretary



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
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") OR QUALIFIED OR REGISTERED UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS UNLESS SUCH OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR QUALIFICATION UNDER THE ACT AND SUCH STATE LAWS.

                              BEVERAGE WORKS, INC.
                         DIRECTORS' WARRANT CERTIFICATE
Certificate Number ___                                         ________ Warrants

         This Warrant Certificate certifies that ____________________ is the registered holder of the number of Warrants indicated above (herein referred to as the "Warrants") to purchase shares of the Common Stock, no par value ("Shares"), of Beverage Works, Inc., a California corporation (herein referred to as the "Company"). Each Warrant entitles the holder thereof to purchase from the Company, for a five (5) year period commencing on _________________, 1996 one fully-paid and nonassessable Share at an exercise price of $5.20 (the "Exercise Price") upon presentation and surrender of this Warrant Certificate at the principal corporate office of the Company, with the Form of Election to Purchase duly executed, and upon payment of the Exercise Price per share of such Common Stock. Payment of the Exercise Price shall be made in lawful money of the United States of America. This Warrant Certificate is subject to terms, provisions and conditions of the Directors' Warrant Agreement, which is incorporated by reference and to which reference is hereby made for a full description of the rights, limitations, obligations, duties and immunities hereunder of the Company and the holder of the Warrant Certificates. This Warrant Certificate, upon surrender to the Company, may be exchanged for another Warrant Certificate or Warrant Certificates evidencing a like aggregate number of Warrants. If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof, another Warrant Certificate or Warrant Certificates evidencing the number of Warrants not exercised.

COMPANY:

BEVERAGE WORKS, INC.                   Attest:



---------------------------            ----------------------------
By: Frederik G.M. Rodenhuis,           By: Lyle R. Maul,
President                              Secretary



                                   EXHIBIT "A"

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM                    -as tenants in common
TEN ENT                    -as tenants by the entireties
JT TEN                     -as joint tenants, with right of
                            survivorship and not as tenants in common
UNIF GIFT MIN ACT          -Uniform Gifts to Minors Act of ______(State)______
Additional abbreviations may also be used thought not in the above list.

                              ELECTION TO PURCHASE

The undersigned Registered Holder hereby irrevocably elects to exercise _____ Directors' Warrants represented by this Directors' Warrant certificate, and to purchase the securities issuable upon the exercise of such Directors' Warrants, and requests that certificates for such securities shall be issued in the name of and be delivered to:

Name              ____________________________________________________

Address           ____________________________________________________

Taxpayer I.D.     ____________________________________________________

Soliciting Broker ____________________________________________________

and if such number of Directors' Warrants shall not be all the Directors' Warrants evidenced by this Directors' Warrant certificate, that a new Directors' Warrant Certificate for the balance of such Directors' Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Name              ____________________________________________________

Address           ____________________________________________________

Taxpayer I.D.     ____________________________________________________

                                   ASSIGNMENT

FOR VALUE RECEIVED __ HEREBY SELL, ASSIGN AND TRANSFER UNTO

Name              ____________________________________________________

Address           ____________________________________________________

Taxpayer I.D.     ____________________________________________________

Directors' Warrants represented by the within Certificate and do hereby irrevocably constitute and appoint_____________________________________
__________ attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

                                    SIGNATURE

Dated:  __________________________


Signed: __________________________

In presence of

__________________________________     _______________________________

THE SIGNATURE TO THE ELECTION TO PURCHASE OR ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.